                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934

                               September 12, 2002

                             ADVA International Inc.

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

       0-16341                                             16-1284228
       -------                                             ----------
Commission file number                         I.R.S. Employee Identification No.

                             454 South Anderson Road
                         Rock Hill, South Carolina 29730

                                  803.327.6790

                                EXPLANATORY NOTE

ADVA International Inc. has missed certain payments based upon agreements to creditors and to consultants for services rendered and expenses. The Company is in default of termination agreements with a past officer of ADVA, and a present officer of its wholly owned subsidiary Global Information Group USA, Inc. ADVA is currently pursuing further funding and expects near term results for these efforts. ADVA's estimated expenditures for personnel, consultant fees, ongoing product development costs, overhead, and accounts payable through January 1,
2003 are projected to be between $575K and $675K.

Item 5            OTHER EVENTS
------------------------------

1.       The Company has missed payments for -current and past due legal fees based upon a payment agreement and schedule negotiated with its corporate counsel, Blank Rome Comisky & McCauley, LLP. The payment agreement and schedule includes a lien and security interest in the
         Company's intellectual property assets comprising any trademarks and copyrights of the source code. As of August 11, 2002, the Company is in default on these agreements.

2.       The Company has missed negotiated payments for current and past due fees to its accounting firm, BDO Seidman LLP.

3.       As of September 2, 2002, the Company is in default of the termination agreements including waivers for these agreements with both Anthony E.
         Mohr and George L. Down.

4.       As of September 2, 2002, the Company is in default of certain consultant agreements including waivers for these agreements for services rendered and expenses with Ernst R. Verdonck, Prudens-Consulo
         LLC (A. E. Mohr), George L. Down, Thomas Kruger, and Robert Eijkelhof.

The following exhibits are incorporated by reference to, and have been filed with, the March 31, 2002 ADVA Form 10-KSB. (Filed on July 14, 2002).

Management contracts and compensatory plans, contracts and arrangements are indicated by "*";

Exhibit No.           Description
-----------           -----------

  10.1            Trademark Security Agreement dated June 27, 2002

  10.2            Copyright Security Agreement dated June 27, 2002

  10.3            *Anthony E Mohr termination agreement

  10.4            *Prudens-Consulo LLC consultant agreement

  10.5            *George L. Down termination agreement

  10.6            *George L. Down consultant agreement

  10.7            *Ernst R Verdonck consultant agreement

  10.8            *Thomas Kruger consultant agreement

  10.9            *R Eijkelhof consultant agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                For: ADVA International, Inc.

Date: 9/10/02                                   By: /s/Ernst R. Verdonck
                                                      ---------------------
                                                       Ernst R Verdonck
                                                       CEO and Chairman of the
                                                       Board